EXHIBIT 32.2

Manaris Corporation

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Manaris Corporation (the Company) on Form 10-QSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Andre Monette, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Manaris Corporation and will be retained by Manaris Corporation and furnished to the Securities and Exchange Commission or its staff upon request.



                                 Manaris Corporation


Date: November 21, 2005          By: /s/ Andre Monette
                                     -----------------------------
                                 Andre Monette
                                 Chief Financial Officer